UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                 March 19, 2010

                           Blue Dolphin Energy Company

             (Exact name of registrant as specified in its charter)


          Delaware                      0-15905                 73-1268729
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                          801 Travis Street, Suite 2100
                                Houston, TX 77002
              (Address of principal executive office and zip code)


                                 (713) 568-4725
              (Registrant's telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

         On March 16, 2010, Blue Dolphin Energy Company (the "Company") received a letter from The Nasdaq Stock Market notifying the Company that its common stock is subject to delisting for failure to comply with Nasdaq Marketplace Rule 5550(a)(2), which requires listed securities to maintain a minimum bid price of $1.00 per share.

         The Company plans to timely request a hearing before a Nasdaq Listing Qualifications Panel (the "Panel") to appeal the delisting determination. The hearing request will stay the delisting of the Company's common stock pending a written decision by the Panel.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Blue Dolphin Energy Company Press Release Issued March 19, 2010.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 19, 2010

                                                   Blue Dolphin Energy Company

                                                   /s/ THOMAS W HEATH
                                                   -----------------------------
                                                   Thomas W. Heath
                                                   President

                                INDEX TO EXHIBITS


Exhibit    Description of Exhibit
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99.1       Blue Dolphin Energy Company Press Release Issued March 19, 2010.